 OPTION

FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF

PRECISION AEROSPACE COMPONENTS, INC.

THIS OPTION CERTIFIES THAT, FOR VALUE RECEIVED, Andrew S. Prince (the “Holder”), is entitled to subscribe for and purchase from Precision Aerospace Components, Inc., a Delaware corporation (the “Company”), _________________________________________shares of Common Stock, $0.001 par value per share, of the Company at the purchase price of $.01 per share (the “Exercise Price”) subject to adjustment as provided herein.

1.

Definitions.  When used in this Option, the following terms shall have the meanings specified:

a.

“Common Stock” shall mean the presently existing common stock, $0.001 par value per share, of the Company.

b.

“Convertible Securities” means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

c.

“Exercise Notice” shall mean a notice of exercise of all or any portion of this Option, in the form attached hereto as Exhibit A.

d.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors of and consultants of the Company, (b) securities upon the exercise, or conversion of any securities issued hereunder or any other options, warrants or convertible securities which are outstanding on the date of issuance of these securities, and (c) securities issued pursuant to acquisitions, licensing agreements, or other strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business which the Company’s board of directors believes is beneficial to the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

e.

“Expiration Date” shall mean the earliest of (i) the date of exercise of all of the rights represented by this Option, or (ii) the day which is 60 days after the effective date of a combination or split of the presently existing common stock of the Company or (iii) the date which is the first anniversary of the date of this Option, February 27, 2009.

f.

“Person” shall mean and include an individual, partnership, corporation, trust, joint venture, incorporated organization and a government or any department or agency thereof.

g.

“Securities Act” means the Securities Act of 1933, as amended.

h.

“Option Shares” shall mean the shares of Common Stock issuable to the Holder of this Option upon any exercise of this Option.

i.

"Change in Control" means the occurrence during the Term of any of the following: (i) the sale, lease, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than a principal owner of the Company or a related party of a principal; (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the present principals and their related parties, becomes the "beneficial owner" (as such term is defined in Rule 13(d)(3) and Rule 13(d)(5) under the Exchange Act of the Company.

j.

“Vested”  The total shares represented by this option shall become vested, and capable of being exercised with the passage of time as follows: 58% immediately upon the delivery of this Option plus 6% per month on the last day of each of the successive months through August 31, 2008, provided the Holder is still employed by the Company at the time of each vesting amount; provided, however, the remaining unvested options shall vest immediately in the event there is a Change of Control of the Company and the Holder was employed by the Company immediately prior to such Change of Control.

2.

Option Exercise; Issuance of Certificates; Payment for Option Shares; Cashless Exercise.  The Vested portion of this Option may be exercised by the Holder in whole or in part, at any time prior to the Expiration Date by delivery of an Exercise Notice and, within five (5) business days thereafter, surrender of this Option (properly endorsed if required) and payment by the Holder of the Exercise Price by certified or cashier’s check, unless cashless exercise provisions, set forth below are chosen.  If prior to such exercise, the Company shall have issued any Common Stock or Convertible Securities (other than Exempt Securities) at an effective price per share less than the closing bid price of the Common Stock on the date of this Option, the Exercise Price shall be changed to a new Exercise Price equal to such lower effective price per share.  Upon such surrender and payment, the Holder shall be entitled to receive a certificate or certificates representing the Option Shares so purchased.  Option Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Option Shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares.  Certificates for the Option Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding five (5) business days, after the rights represented by this Option shall have been so exercised.  If the rights of the Holder of this Option are exercised in part, the number of Option Shares subject to this Option shall be reduced accordingly and the Company shall reissue an Option or Options of like tenor representing in the aggregate the right to purchase the number of Option Shares as so reduced.

Cashless Exercise Notwithstanding anything contained herein to the contrary, if at the time of exercise, the Option Shares are not subject to an effective registration statement, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula the holder of this Option may, at its election exercised in its sole discretion, exercise this Option in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) – (A x C)

                                      B

For purposes of the foregoing formula:

A= the total number shares with respect to which this Option is then being exercised.

B= the last reported sale (or if no sale price reported bid) price of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Option Exercise Price then in effect at the time of such exercise.

No fractional Option Shares are to be issued upon any pro rata exercise of this Option, but rather the number of Option Shares issued upon such exercise of this Option shall be rounded up or down to the nearest whole number.

3.

Affirmative Covenants.  The Company covenants and agrees that the Option Shares will, upon exercise of this Option, if sufficient authorized shares are available for exercise, and issuance in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that after the combination or split of its Common Stock until the Expiration Date, the Company will at all times have authorized, and reserved for the purpose of issue upon total or partial exercise of the rights represented by this Option, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Option.

4.

Adjustments.  If the Company shall, while this Option remains outstanding, (a) pay a stock dividend or make a distribution to holders of Common Stock in shares of its Common

Stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, then thereafter the number of Option Shares shall be automatically (and without notice or further action) increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change, and the per share Exercise Price of this Option after such change shall in case of an increase in the number of shares be proportionately decreased, and in case of a decrease in the number of shares be proportionately increased so that the aggregate Exercise Price of this Option shall be unchanged by such change.

5.

Reorganization, Reclassification, Share Exchange or Merger.

a.

If at any time prior to the Expiration Date the Company is a party to any agreement providing for (i) any capital reorganization or reclassification of the capital stock of the Company or (ii) any share exchange or merger of the Company with another corporation, in such a way that holders of Common Stock shall be entitled to receive cash, shares of stock or securities or assets (collectively, and regardless of whether received in connection with a merger or some other form of corporate reorganization, the “Merger Consideration”) with respect to or in exchange for Common Stock, then, as a condition to such reorganization, reclassification, share exchange or merger, the Holder shall be given the opportunity to elect to receive such cash, shares of stock or securities or assets as may be issued or payable with respect to or in exchange for the number of Option Shares then issuable upon the exercise of the rights represented by this Option.

b.

If the Holder elects to receive the Merger Consideration, then upon Holder’s actual receipt of the Merger Consideration the Holder shall pay to the Company (i) the per share Exercise Price of this Option multiplied by (ii) the number of shares of Common Stock then issuable upon the exercise of the rights represented by this Option, and thereafter the parties shall have no further rights or obligations hereunder.

c.

If the Holder does not elect to receive the Merger Consideration, the rights and obligations of the Holder and the Company (including any successor company) under this Option shall remain in full force and effect pursuant to the terms and conditions of this Option.  In any such case, the Company shall not effect any such reclassification, reorganization, share exchange or merger, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such share exchange or merger shall assume by written instrument the obligation to deliver to the Holder, upon exercise of this Option, such cash, shares of stock or securities or assets as the Holder would have been entitled to receive had the Holder made the election in accordance with the provisions of this Section.

d.

In connection with any capital reorganization or reclassification of the capital stock of the Company or any share exchange or merger of the Company with another corporation, if the Company shall fix a record date for the making of a distribution to holders of Common Stock of (i) assets (other than cash dividends or cash distributions payable out of consolidated net income or earned surplus or dividends payable in Common Stock), (ii) evidences of indebtedness or other securities of the Company, or of any corporation other than the Company (except for the Common Stock of the Company) or (iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable, to the extent such rights, options or warrants have not expired, then the Company shall make provisions for the Holder to receive, and the Holder shall be entitled upon exercise of this Option to, a proportional amount (depending upon the extent to which such Option is exercised) of such assets, evidences of indebtedness, securities or such other rights, options or warrants, as if the Holder had exercised this Option on or before such record date.

6.

Registration Rights.

a.

If the Company at any time or times proposes or is required to register any of the Common Stock or common stock (“Shell Common Stock”) of any wholly-owned subsidiary of the Company (the “Shell”) or other equity securities of the Company or the Shell for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or successor forms thereto), it will at each such time or times give written notice to the Holder of its intention to do so.  Upon the written request of the Holder given within fifteen (15) days after receipt of any such notice, the Company shall cause any Common Stock or Shell Common Stock issuable to the Holder upon exercise of this Option (“Register-able Securities”) requested in such notice to be registered (a “Piggyback Registration”) under the Securities Act and any applicable state securities laws.  With respect to each Piggyback Registration, all fees, costs and expenses shall be borne by the Company.

b.

The Company shall take such measures and file such information, documents and reports as shall hereafter be required by the Securities and Exchange Commission (the “SEC”) as a condition to the availability of Rule 144 under the Securities Act (or any corresponding or successor rule hereafter in effect).  The Company covenants that all such information, documents and reports or any registration statement required by Section 12 of the Securities Exchange Act of 1934, as amended, filed with the SEC shall not contain any untrue statement of a material fact or fail to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, and the Company agrees to indemnify and hold each seller of Register-able Securities and each broker, dealer, underwriter or other person acting for such seller (and any controlling person of any of the foregoing) harmless from and against any and all claims, liabilities, losses, damages or expenses and judgments arising out of or based upon any breach of the foregoing covenants, representations or warranties.

7.

Term of Option.  This Option shall remain outstanding and exercisable until the Expiration Date.  To the extent not previously exercised, the rights represented by this Option shall thereupon terminate.

8.

Issue Tax.  The issuance of certificates for shares of Common Stock upon the total or partial exercise of this Option shall be made without charge to the Holder for any issuance tax in respect thereof.

9.

Closing of Books.  The Company will at no time close its transfer books in any manner which interferes with the timely exercise of the rights represented by this Option.

10.

No Voting Rights.  This Option shall not entitle the Holder to any voting rights as a shareholder of the Company.

11.

Notices.  All notices and communications provided for herein or made hereunder shall be delivered, or mailed first class with postage prepaid, or faxed, or delivered by overnight delivery service, addressed in each case as follows, until some other address shall have been designated in a written notice given in like manner, and shall be deemed to have been given or made when so delivered or mailed or faxed:

(a) if to the Company:

Precision Aerospace Components, Inc.

2200 Arthur Kill Road

Staten Island, NY 10309

Attn: President

Phone No.:  718-356-1500

Facsimile No.: 718-356-3661

(b) if to the Holder:

__________________

__________________

__________________

__________________

or to such other person or address as the party entitled to notice hereunder shall designate by notice in accordance with this Option.

12.

Replacement of Option.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option, and upon receipt of written indemnification of the Company by the Holder in form and substance satisfactory to the Company, the Company shall execute and deliver to the Holder a new Option of like date, tenor and denomination.

13.

Miscellaneous.

a.

This Option may be amended only by a writing signed by the Company and the Holder.  All covenants and agreements in this Option by the Company shall bind its successors and assigns.

b.

In case any provision in this Option shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

c.

This Option shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

d.

This Option constitutes the full and entire understanding between the Company and the Holder with respect to the subject matter hereof.

e.

Failure of, or delay by, the Holder to assert any right herein shall not be deemed to be a waiver thereof, nor shall any such failure or delay on any one or more occasions be deemed to prohibit or waive the same or any other right on any future occasion.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first written below.

Date __________________

PRECISION AEROSPACE COMPONENTS, INC.

By:

Title:

EXHIBIT A TO OPTION

EXERCISE NOTICE

TO BE EXECUTED
BY THE REGISTERED HOLDER TO EXERCISE THIS OPTION

To:  Precision Aerospace Components, Inc.

The undersigned Holder, pursuant to the terms and conditions of that certain Option, issued by Precision Aerospace Components, Inc., a Delaware corporation, and dated February 27, 2008, hereby exercises such Option to the extent of ______________________________ (________________) shares of the Common Stock covered by such Option, evidenced by the attached Option (the “Option”), and hereby agrees to make payment in full for each of such shares at the per share exercise price provided by such Option.  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option.

Specify Method of exercise by check mark:

1.  ___

Cash Exercise

(a) Payment of Option Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Option.

(b) Delivery of Option Shares.  The Company shall deliver to the holder _________ Option Shares in accordance with the terms of the Option.

2.  ___

Cashless Exercise

(a) Payment of Option Exercise Price.  In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Option.

(b) Delivery of Option Shares.  The Company shall deliver to the holder _________ Option Shares in accordance with the terms of the Option.

Date: _______________ __, ______

Name of Registered Holder

By:

Name:

Title: